                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         MAY 18, 1998
                                                   --------------------------



                         VIKING OFFICE PRODUCTS, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

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


           CALIFORNIA               0-18237          95-2082946
-------------------------------   -----------    ------------------
(State or other jurisdiction      (Commission    (IRS Employer
 of incorporation)                File Number)   Identification No.)

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950 WEST 190TH STREET
TORRANCE, CALIFORNIA                                   90502
----------------------                               ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (310) 225-4500
                                                    --------------


                                     None
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         On May 18, 1998, Office Depot, Inc., a Delaware corporation ("Office Depot"), agreed to merge (the "Merger") VK Acquisition Corp., a California corporation and a wholly-owned subsidiary of Office Depot ("Merger Sub"), with and into Viking Office Products, Inc., a California corporation ("Viking"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 18, 1998, among Office Depot, Merger Sub and Viking. In the Merger, each share of Viking's common stock ("Viking Common Stock") will be converted into one share of Office Depot common stock, par value $0.01 per share ("Office Depot Common Stock"). Office Depot and Viking issued a joint press release announcing the execution of the Merger Agreement on May 18, 1998, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

         The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and be accounted for as a pooling of interests.

         Consummation of the Merger is subject to various conditions, including:
(i) receipt of necessary approvals by the stockholders of each of Office Depot and Viking; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of requisite regulatory approvals from foreign and domestic regulatory authorities; (iii) registration of the shares of Office Depot Common Stock to be issued in connection with the Merger under the Securities Act of 1933, as amended, and the listing of such shares on the New York Stock Exchange; and (iv) receipt by both parties of a letter from Deloitte & Touche, LLP regarding the propriety of pooling treatment.

         In connection with the Merger Agreement, Office Depot and Viking entered into the Viking Stock Option Agreement and the Office Depot Stock Option Agreement (together the "Stock Option Agreements"), each dated as of May 18, 1998, pursuant to which each of Office Depot and Viking has granted to the other the right to purchase up to 19.9% of the outstanding shares of Office Depot and Viking, respectively. The options granted pursuant to the Stock Option Agreements are exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. In addition, in connection with the Merger Agreement, Viking made certain amendments to its Rights Agreement, and a copy of this amendment is filed as Exhibit 10.3 hereto and incorporated herein by reference.

         The foregoing summary of the Merger Agreement and the Stock Option Agreements is qualified in its entirety by reference to the text of the Merger Agreement and the Stock Option Agreements, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto and which are incorporated herein by reference.

   ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (a) - (b) Not Applicable.


     (c)      Exhibits.

              2.1 Agreement and Plan of Merger, dated as of May 18, 1998, among Office Depot, Inc., VK Acquisition Corp. and Viking Office Products, Inc.

              10.1 Office Depot Stock Option Agreement, dated as of May 18,
                   1998, between Office Depot, Inc., as grantor, and Viking Office Products, Inc., as grantee.

              10.2 Viking Stock Option Agreement, dated as of May 18, 1998, between Viking Office Products, Inc., as grantor, and Office Depot, Inc., as grantee.

              10.3 First Amendment to Rights Agreement, dated as of May 18,
                   1998, between Viking Office Products, Inc., and American Stock Transfer and Trust Company, as Rights Agent.

              99.1 Text of joint press release, dated May 18, 1998, issued by
                   Office Depot, Inc. and Viking Office Products, Inc.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                    VIKING OFFICE PRODUCTS, INC.




Dated: May 20, 1998
                                    By:  /s/ Frank Jarc
                                        ----------------------------------------
                                        Frank Jarc, Executive Vice President and
                                        Chief Financial Officer

                                 EXHIBIT INDEX



EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT
--------------       ----------------------

     2.1 Agreement and Plan of Merger, dated as of May 18, 1998, among Office Depot, Inc., VK Acquisition Corp. and Viking Office Products, Inc.

     10.1 Office Depot Stock Option Agreement, dated as of May 18, 1998, between Office Depot, Inc., as grantor, and Viking Office Products, Inc., as grantee.

     10.2 Viking Stock Option Agreement, dated as of May 18, 1998, between Viking Office Products, Inc., as grantor, and Office Depot, Inc., as grantee.

     10.3 First Amendment to Rights Agreement, dated as of May 18, 1998, between Viking Office Products, Inc., and American Stock Transfer and Trust Company, as Rights Agent.

     99.1 Text of joint press release, dated May 18, 1998, issued by Office Depot, Inc. and Viking Office Products, Inc.